UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                        VITESSE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                1-31614                              77-0138960
        (Commission File Number)          (IRS Employer Identification No.)

   741 Calle Plano, Camarillo, California              93012
  (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (805) 388-3700

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement

         As of April 27, 2006, Vitesse Semiconductor Corporation (the "Company") entered into an arrangement with Alvarez & Marsal, LLC ("A&M"), a professional services firm, to provide staff resources for the Company's need to employ a chief financial officer. Pursuant to the arrangement with A&M, Shawn Hassel, a Managing Director of A&M, will serve as the Company's Acting Chief Financial Officer commencing April 27, 2006.

         The arrangement may be terminated by either party without cause upon thirty days' notice. During the term of the arrangement, the Company will pay to A&M $90,000 per month for the services provided to the Company by Mr. Hassel. In the event that any additional resources of A&M are requested by the Company under the arrangement, A&M will provide such resources at the applicable hourly rate. In addition, the Company will reimburse A&M for all of its related out-of-pocket expenses.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On April 26, 2006, Vitesse Semiconductor Corporation (the "Company") appointed Shawn Hassel, who is 34 years old, as its Acting Chief Financial Officer, effective as of April 27, 2006. Mr. Hassel is appointed to serve as Acting Chief Financial Officer until the arrangement with A&M described above under Item 1.01 is terminated by either party upon thirty days' notice.

         Since July of 2001, Mr. Hassel has been a Managing Director with A&M, specializing in developing operational and financial solutions to underperforming or overleveraged companies in an effort to maximize value for their stakeholders. Prior to joining A&M, Mr. Hassel spent seven years in Phoenix, Arizona at Arthur Andersen's corporate finance and turnaround division where he served as a Director. Mr. Hassel earned his B.S. degree in Finance and Accounting from the University of Arizona. He is a licensed Certified Public Accountant.

         The material terms of the arrangement between the Company and A&M are described in Item 1.01 hereof and are hereby incorporated in this Item 5.02 by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Camarillo, State of California, on May 1, 2006.

                         VITESSE SEMICONDUCTOR CORPORATION


                         By:      /s/ Christopher Gardner
                                  ----------------------------------------------
                                  Christopher Gardner
                                  Acting President and Chief Executive Officer